EXHIBIT 32.1

                             CERTIFICATION PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

                                     by the
               Chief Executive Officer and Chief Financial Officer

      In connection with the Annual Report of LION, Inc., a Washington corporation (the "Company"), on Form 10-KSB for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), each of Randall D. Miles, Chief Executive Officer, and Steve Thomson, Chief Financial Officer, of the Company, hereby certifies pursuant to ss.906 of the Sarbaines-Oxley Act of 2002 (18 U.S.C. ss.1350), that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CHIEF EXECUTIVE OFFICER                      CHIEF FINANCIAL OFFICER


/s/ Randall D. Miles                         /s/ Steve Thomson
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Randall D. Miles                             Steve Thomson

April 10, 2006                               April 10, 2006
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